UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 21, 2016
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PROTHENA CORPORATION PUBLIC LIMITED COMPANY
(Exact Name of Registrant as Specified in its Charter)
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Ireland	001-35676	98-1111119
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Adelphi Plaza Upper George’s Street, Dún Laoghaire Co. Dublin, A96 T927 Ireland
(Address of principal executive offices including Zip Code)
Registrant’s telephone number, including area code: 011-353-1-236-2500
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 28, 2016, Prothena Corporation plc (the“Company”) announced that Martin Koller, M.D., has decided to retire in 2017 from his position as the Company’s Chief Medical Officer (“CMO”). The Company is immediately initiating a search for a new CMO.

Dr. Koller has agreed to continue as the Company’s CMO until his replacement is hired. Under the terms of a Retirement Transition Letter Agreement that he entered into with the Company on November 21, 2016, Dr. Koller will cease being an officer of the Company on the date his replacement is appointed, but will remain employed by Prothena Biosciences Inc (“PBI”), an indirect wholly-owned subsidiary of the Company, from that date until December 31, 2017 (the“Transition Period”). During the Transition Period, he will work to transition his responsibilities to the new CMO and will have such other duties and responsibilities as may be assigned by PBI. Dr. Koller will be a full-time employee during the first three months of the Transition Period and a part-time employee for the remainder of the Transition Period. PBI will pay to Dr. Koller a salary at his current annual salary rate of $371,315 during the portion of the Transition Period that he is a full-time employee, and a salary at an annual salary rate of $278,486 during the portion of the Transition Period that he is a part-time employee. In addition, stock options previously granted to Dr. Koller will remain outstanding and continue to vest in accordance with their terms while he remains an employee during the Transition Period. Dr. Koller will not be eligible for a bonus for 2017.

The foregoing description of the Retirement Transition Letter Agreement is qualified in its entirety by reference to the full text of the Retirement Transition Letter Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description
10.1	Retirement Transition Letter Agreement dated November 21, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 28, 2016	PROTHENA CORPORATION PLC

		By:	/s/ Tran B. Nguyen
		Name:	Tran B. Nguyen
		Title:	Chief Financial Officer